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                                                                   EXHIBIT 23.7

                              STEPHEN B. SALZMAN
                                767 FIFTH AVENUE
                                 NEW YORK, N.Y.




                                              April 13, 1999




     I consent to the references to me in the Prospectus constituting a part of this Registration Statement on Form S-3, Registration No. 333-75-53. I also consent to serve as a director of Armor Holdings, Inc. if appointed, subject to its By-laws and applicable law.




                                              Stephen B. Salzman